UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):

April 30, 2013

SUPERMEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed, on March 18, 2013, SuperMedia Inc. (“SuperMedia”) and all of its domestic subsidiaries filed voluntary bankruptcy petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for reorganization under the provisions of Chapter 11 of Title 11 of the United States Code.  Concurrently with the bankruptcy petitions, SuperMedia and its subsidiaries filed and requested confirmation of a Joint Prepackaged Chapter 11 Plan (as modified and supplemented, the “SuperMedia Prepackaged Plan”), seeking to effect the merger and related transactions contemplated by the Amended and Restated Merger Agreement, dated as of December 5, 2012 (the “Merger Agreement”), by and between SuperMedia, Dex One Corporation (“Dex One”), Newdex, Inc. (“Newdex”), and Spruce Acquisition Sub, Inc. (“Spruce”).  Also on March 18, 2013, Dex One and its subsidiaries filed separate voluntary bankruptcy petitions in the Bankruptcy Court, seeking approval of Dex One’s separate prepackaged plan (together with the SuperMedia Prepackaged Plan, the “Prepackaged Plans”).

On April 29, 2013, the Bankruptcy Court held a hearing and entered separate orders confirming the Prepackaged Plans.  On April 30, 2013 (the “Effective Date”), SuperMedia and Dex One (1) consummated the transactions contemplated by the Merger Agreement, including (a) the amendment and restatement of SuperMedia’s senior secured credit facility, (b) the merger of Dex One with and into Newdex (the “Dex Merger”), with Newdex continuing as the surviving corporation and changing its name to Dex Media, Inc. (“Dex Media”), (c) the merger of SuperMedia with and into Spruce (together with the Dex Merger, the “Merger”), with SuperMedia surviving as a wholly owned subsidiary of Dex Media, and (d) the amendment and restatement of the credit facilities of R.H. Donnelley Inc., Dex Media West, Inc., and Dex Media East, Inc., (2) otherwise effected the transactions contemplated by the Prepackaged Plans and (3) emerged from Chapter 11 protection.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, on the Effective Date, the certificate of incorporation and bylaws of SuperMedia were each amended and restated in their entirety. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of SuperMedia are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01                                           Other Events.

A copy of the press release announcing the confirmation of the Prepackaged Plans, the emergence of Dex One and SuperMedia from Chapter 11 bankruptcy proceedings, and the effectiveness of the Merger is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of SuperMedia Inc.
3.2	Amended and Restated Bylaws of SuperMedia Inc.
99.1	Press Release, dated April 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

	By:	/s/ Cody Wilbanks
		Name:	Cody Wilbanks
		Title:	Executive Vice President, General Counsel and Secretary

Date: May 3, 2013

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of SuperMedia Inc.
3.2	Amended and Restated Bylaws of SuperMedia Inc.
99.1	Press Release, dated April 30, 2013.